EXECUTION COPY

AMENDMENT TO
RECEIVABLES PURCHASE AGREEMENT

        AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of June 8, 2001 (this “Amendment”) among CROWN CORK & SEAL RECEIVABLES (DE) CORPORATION, a Delaware corporation (the “Seller”), CROWN CORK & SEAL COMPANY (USA), INC., a Delaware corporation (“Crown (USA)”), the banks and other financial institutions listed on the signature pages hereof as the Initial Purchasers (the “Purchasers”) and CITIBANK, N.A., a national banking association, as administrative agent (the “Agent”) for the Purchasers and the other Owners.

        PRELIMINARY STATEMENTS:

        (1) The Seller, Crown (USA), the Purchasers and the Agent have entered into the Receivables Purchase Agreement dated as of January 26, 2001, as amended and restated as of May 7, 2001 (the “Receivables Purchase Agreement”). The Parent has entered into the Undertaking Agreement dated as of January 26, 2001, as amended and restated as of May 7, 2001 (the “Undertaking Agreement”) in favor of the Agent and the Purchasers. Capitalized terms defined in the Receivables Purchase Agreement and not otherwise defined in this Amendment are used in this Amendment as defined in the Receivables Purchase Agreement.

        (2) The Seller and Crown (USA) have requested the Purchasers and the Agent to agree to amend the Receivables Purchase Agreement to allow the Seller to cause all, or any part, of the Collections attributable to the Receivables Interests to be applied to reduce the Capital thereof, on the terms and conditions hereinafter set forth. The Seller, Crown (USA), the Purchasers and the Agent have agreed to so amend the Receivables Purchase Agreement.

        NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

        SECTION 1. Amendment. The Receivables Purchase Agreement is, effective as of the date hereof and subject to the satisfaction of the condition precedent set forth in Section 2 hereof, hereby amended as follows:

     (a) by amending the definition of “Daily Settlement Date” in Section 1.01 thereof by replacing the phrase “pursuant to clause (i)(B) of Section 2.05(a)” with the phrase “pursuant to clause (i)(B) or (ii)(B) of Section 2.05(a)";

(b) by inserting the following definitions in Section 1.01 thereof, after the definition of “US Dollars” and before the definition of “Voting Interests”:

     “Voluntary Capital Reduction Amount” means, with respect to any Voluntary Capital Reduction Period, that amount of aggregate Capital reduction which shall be notified by the Seller to the Agent pursuant to that written notice by the Seller to the Agent which shall cause such Voluntary Capital Reduction Period to commence pursuant to the definition of “Voluntary Capital Reduction Period” contained in this Section 1.01, which amount shall be not less than $5,000,000 and shall be a whole multiple of

$1,000,000 unless such amount is equal to the aggregate Capital in respect of all Receivable Interests.

“Voluntary Capital Reduction Day” means, for any Receivable Interest, each day occurring during the Voluntary Capital Reduction Period.

     “Voluntary Capital Reduction Period” means each period commencing on the first Business Day after the day on which the Seller gives written notice requesting that the aggregate Capital in respect of all Receivables Interests be reduced by a specified amount under Section 2.05(a)(ii)(B) and Section 2.05(b) and ending on the day on which the aggregate amount applied in reduction of such aggregate Capital pursuant to Section 2.05(a)(ii)(B) and Section 2.05(b) equals the Voluntary Capital Reduction Amount with respect to such Voluntary Capital Reduction Period.

(c) by amending clause (ii) of Section 2.05(a) thereof to read as follows:

     “(ii)(A) if such day is not a Voluntary Capital Reduction Day (or, such day is a Voluntary Capital Reduction Day but the aggregate Capital has already been reduced by an amount equal to the Voluntary Capital Reduction Amount pursuant to clause (B) below), reinvest the remainder of such Collections, for the benefit of such Owners, by recomputation of such Receivable Interest pursuant to Section 2.04 as of the end of such day and the payment of such remainder to the Seller, provided, however, that, to the extent that the Agent or any Owner shall be required for any reason to pay over any amount of Collections which shall have been previously reinvested for the account of such Owners pursuant hereto, such amount shall be deemed not to have been so applied but rather to have been retained by the Seller and paid over for the account of such Owners and, notwithstanding any provision hereof to the contrary, such Owners shall have a claim for such amount, and (B) if such day is a Voluntary Capital Reduction Day, apply the remainder of such Collections in reduction of the aggregate Capital until the aggregate Capital has been reduced by the Voluntary Capital Reduction Amount.”

(d) by amending Section 2.05(b) thereof to read as follows:

     “On each Daily Settlement Date for each Settlement Period for each Receivable Interest, the Servicer shall deposit to the Agent’s Account for the account of the Owners of such Receivable Interest the amounts set aside as described in clauses (i)(B) and (ii)(B) of Section 2.05(a). Upon receipt of such funds by the Agent, the Agent shall distribute them to the Owners of such Receivable Interest in reduction of the Capital of such Receivable Interest in the amount referred to in such clauses (i)(B) and (ii)(B).”

     (e) by amending Section 2.05(c) thereof, by (i) replacing the phrase “in clause (i) of the first sentence of Section 2.05(a)” in the first sentence thereof with the phrase “in clauses (i) and (ii)(B) of the first sentence of Section 2.05(a)” and (ii) replacing the phrase “in clause (i)(B) of Section 2.05(a)” in each place it appears in such Section 2.05(c) with the phrase “in clauses (i)(B) and (ii)(B) of Section 2.05(a)".

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        SECTION 2. Condition of Effectiveness. This Amendment shall become effective when the Agent shall have received counterparts of this Amendment duly executed by the Seller, Crown (USA) and the Purchasers or, as to any of the Purchasers, advice satisfactory to the Agent that such Purchaser has executed this Agreement together with a consent and acknowledgment duly executed by the Parent and in form and substance satisfactory to the Agent, by which the Parent consents to and acknowledges this Amendment and confirms and agrees that the Parent Undertaking is, and shall continue to be, in full force and effect.

        SECTION 3. Reference to and Effect on the Transaction Documents.

        (a) On and after the date hereof, each reference in the Receivables Purchase Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Receivables Purchase Agreement, and each reference in any of the other Transaction Documents to the Receivables Purchase Agreement, “thereunder”, “thereof” or words of like import referring to the Receivables Purchase Agreement shall mean and be a reference to the Receivables Purchase Agreement as amended by this Amendment.

        (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Purchaser or other Owner under the Receivables Purchase Agreement or any other Transaction Document or constitute a waiver of, or a consent to departure from, any of the terms and conditions of the Receivables Purchase Agreement or any other Transaction Document.

        SECTION 4. Costs and Expenses. The Seller agrees to pay promptly all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent).

        SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date above written.

CROWN CORK & SEAL RECEIVABLES (DE) CORPORATION
by	/s/ Michael B. Burns Name: Michael B. Burns Title: Vice President and Treasurer

CROWN CORK & SEAL COMPANY (USA), INC.
by	/s/ Michael B. Burns Name: Michael B. Burns Title: Vice President and Treasurer

AGENT

CITIBANK, N.A., as Agent
by	/s/ Jeffrey Nitz Name: Jeffrey Nitz Title: Vice President

PURCHASERS

AMSOUTH CAPITAL CORP.
by	/s/ Frank D. Marsicano Name: Frank D. Marsicano Title: Attorney-in-fact

CITIBANK, N.A.
by	/s/ Jeffrey Nitz Name: Jeffrey Nitz Title: Vice President

FOOTHILL CAPITAL CORPORATION
by	/s/ Juan Barrera Name: Juan Barrera Title: Assistant Vice President

GMAC BUSINESS CREDIT, L.L.C.
by	/s/ John Buff Name: John Buff Title: Director

GMAC COMMERCIAL CREDIT, L.L.C.
by	/s/ Frank Imperato Name: Frank Imperato Title: Senior Vice President

HELLER FINANCIAL, INC.
by	/s/ Albert J. Forzano Name: Albert J. Forzano Title: Vice President

IBJ WHITEHALL BUSINESS CREDIT CORPORATION
by	/s/ John N. Favale Name: John N. Favale Title: Assistant Vice President

MUIRFIELD TRADING LLC
by	/s/ Ann E. Morris Name: Ann E. Morris Title: Assistant Vice President

NATIONAL CITY COMMERCIAL FINANCE, INC.
by	/s/ Dennis Hatvany Name: Dennis Hatvany Title: Vice President

RZB FINANCE LLC
by	/s/ John A. Valiska Name: John A. Valiska Title: Vice President

by	/s/ Christoph Hoedl Name: Christoph Hoedl Title: Assistant Vice President

SIEMENS FINANCIAL SERVICES, INC.
by	/s/ Frank Amodio Name: Frank Amodio Title: Vice President

THE CIT GROUP/COMMERCIAL SERVICES, INC.
by	/s/ Kevin J. Winsch Name: Kevin J. Winsch Title: Vice President

THE PROVIDENT BANK
by	/s/ Brent S. Vandermyde Name: Brent S. Vandermyde Title: Assistant Vice President

TRANSAMERICA BUSINESS CAPITAL CORPORATION
by	/s/ Michael S. Burns Name: Michael S. Burns Title: Senior Vice President

EXECUTION COPY

CONSENT AND ACKNOWLEDGMENT

June 8, 2001

Citibank, N.A., as administrative agent (the
"Agent") for the Purchasers and other Owners
under and as defined in the Receivables Purchase
Agreement (as hereinafter defined)

Ladies and Gentlemen:

        Reference is made to (i) the Receivables Purchase Agreement dated as of January 26, 2001, as amended and restated as of May 7, 2001 (the “Receivables Purchase Agreement”) among Crown Cork & Seal Receivables (DE) Corporation, (the “Seller”), Crown Cork & Seal (USA), Inc., as servicer (“Crown (USA)”), the banks and other financial institutions listed on the signature pages thereof as the Initial Purchasers (the “Purchasers”) and the Agent, (ii) the Undertaking Agreement dated as of January 26, 2001, as amended and restated as of May 7, 2001 (the “Parent Undertaking”), made by Crown Cork & Seal Company, Inc. (the “Parent”) in favor of the Purchasers and the Agent, and to (iii) the Amendment to Receivables Purchase Agreement dated as of the date hereof (the “Amendment”) among the Seller, Crown (USA), the Purchasers and the Agent. Capitalized terms defined in the Receivables Purchase Agreement and not otherwise defined herein are used herein as defined in the Receivables Purchase Agreement.

        The Parent hereby consents to the Amendment, and confirms and agrees that the Parent Undertaking is, and shall continue to be, in full force and effect in all respects except that, upon the effectiveness of, and on and after the date of, the Amendment, each reference in the Parent Undertaking to the Receivables Purchase Agreement, “thereunder”, “thereby”, or words of like import referring to the Receivables Purchase Agreement shall mean and be a reference to the Receivables Purchase Agreement as amended by the Amendment.

CROWN CORK & SEAL COMPANY, INC.
by	/s/ Alan W. Rutherford Name: Alan W. Rutherford Title: Executive Vice President and Chief Financial Officer